UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 11, 2008

SendTec, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51702	43-2053462
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

877 Executive Center Drive West St. Petersburg, FL	33702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (727) 576-6630

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Amendment and Restatement of 2007 Incentive Stock Plan A

On June 11, 2008, at the Annual Meeting of Stockholders of SendTec, Inc. (“SendTec”), the stockholders approved an amendment and restatement of SendTec’s 2007 Incentive Stock Plan A (the “Amended 2007 A Plan”). The Amended 2007 A Plan was adopted by the Board of Directors of SendTec on April 28, 2008. The Amended 2007 A Plan increases the number of shares authorized for issuance from 3,000,000 to 5,000,000. In addition, the Amended 2007 A Plan gives the Board of Directors and the committee of the Board of Directors that administers the Amended 2007 A Plan greater flexibility in making awards by eliminating the requirement that grants of stock options and awards of restricted stock may only be made on four pre-determined dates per year.

Additional information regarding the Amended 2007 A Plan can be found on pages 21 through 26 of SendTec’s Definitive Proxy Statement (File No. 000-51702) filed on May 9, 2008 (the “Proxy Statement”) under the heading “Proposal 3 – Approval of an Amendment to our 2007 Incentive Stock Plan A” and in the plan in the form attached as Appendix B to the Proxy Statement, which descriptions are incorporated herein by reference. The above description of the amended provisions in the Amended 2007 A Plan is qualified in its entirety by reference to the full text of the Amended 2007 A Plan attached as Appendix B to the Proxy Statement.

Amendment and Restatement of 2007 Incentive Stock Plan B

On June 11, 2008, at the Annual Meeting of Stockholders of SendTec, the stockholders approved an amendment and restatement of SendTec’s 2007 Incentive Stock Plan B (the “Amended 2007 B Plan”). The Amended 2007 B Plan was adopted by the Board of Directors of SendTec on April 28, 2008. The Amended 2007 B Plan increases the number of shares authorized for issuance from 3,000,000 to 5,000,000. In addition, the Amended 2007 B Plan gives the Board of Directors and the committee of the Board of Directors that administers the Amended 2007 B Plan greater flexibility in making awards by eliminating the requirement that grants of stock options and awards of restricted stock may only be made on four pre-determined dates per year. Shares only become available under the Amended 2007 B Plan upon the dilution that may be caused by conversion by SendTec’s outstanding convertible securities into common stock of SendTec.

Additional information regarding the Amended 2007 B Plan can be found on pages 27 through 32 of the Proxy Statement under the heading “Proposal 4 – Approval of an Amendment to our 2007 Incentive Stock Plan B” and in the plan in the form attached as Appendix C to the Proxy Statement, which descriptions are incorporated herein by reference. The above description of the amended provisions in the Amended 2007 B Plan is qualified in its entirety by reference to the full text of the Amended 2007 B Plan attached as Appendix C to the Proxy Statement.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) The disclosure provided in Item 1.01 above is incorporated herein by reference. The Amended 2007 A Plan and the Amended 2007 B Plan provide more shares for use as an incentive to retain directors, officers, consultants, advisors and employees of SendTec.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SENDTEC, INC.

By:	/s/ Paul Soltoff
Name:	Paul Soltoff
Title:	CEO

Date: June 17, 2008